UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2010

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

600 Emerson Road, Suite 300,
St. Louis, Missouri	63141
(Address of principal executive	(Zip Code)
offices)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Isle of Capri Casinos, Inc., (the “Company”), hereby amends Items 2.01 and 9.01 of its Current Report on Form 8-K (Date of Report: June 8, 2010) in their entirety to read as follows:

Item 2.01. Completion of Acquisition or Disposition of Assets

On June 8, 2010, Isle of Capri Casinos, Inc. (the “Company” or “Isle”), through its subsidiaries, IOC-Vicksburg, Inc. and IOC-Vicksburg, L.L.C., completed the acquisition of the Rainbow Casino (“Rainbow”) located in Vicksburg, Mississippi pursuant to a Purchase Agreement, dated April 1, 2010 (the “Purchase Agreement”), with United Gaming Rainbow, Inc. and Bally Technologies, Inc.

The Company announced the completion of the acquisition in a press release dated June 9, 2010. On June 10, 2010, the Company filed a Current Report on Form 8-K stating that it had completed the acquisition, attached the aforementioned press release as Exhibit 99.1 (hereby incorporated by reference) and stated that the financial statements and pro forma financial information required under Item 9.01 would be filed within 71 days after the date on which the Current Report on Form 8-K was required to be filed.  This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Rainbow Casino Vicksburg Partnership, L.P. as of June 30, 2009 and June 30, 2008 and for the two years ended June 30, 2009 are included as Exhibit 99.4 to this form 8-K/A and are incorporated herein by reference.

The unaudited condensed financial statements of Rainbow Casino Vicksburg Partnership, L.P. as of March 31, 2010 and for the nine months ended March 31, 2010 and 2009 are included as Exhibit 99.5 to this Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On June 8, 2010, Isle completed its acquisition of Rainbow.  The transaction was accounted for using the acquisition method in accordance with the accounting guidance under Accounting Standards Codification Topic 805, Business Combinations.  As a result, the net assets of Rainbow were recorded at their estimated fair value with the excess of the purchase price over the fair value of the net assets acquired allocated to goodwill.  The total purchase price of the acquisition was approximately $80.0 million.  The acquisition was funded by borrowings from Isle’s senior secured credit facility and the pro forma financial information includes the effects of these additional borrowings.

The unaudited pro forma condensed combined financial statements have been prepared to give effect to the acquisition by Isle of Rainbow and are derived from Isle’s historical financial statements and the historical financial statements of Rainbow.  The historical financial statements have been adjusted as described in the notes to the unaudited pro forma condensed combined financial statements.

The following unaudited pro forma condensed combined financial statements have been prepared as follows:

•                  the unaudited pro forma condensed balance sheet as if the acquisition of Rainbow had occurred on April 25, 2010; and

•                  the unaudited pro forma condensed combined statement of operations as if the acquisition of Rainbow had occurred on April 27, 2009.

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(In thousands)

			Pro Forma
			Adjustments
		Rainbow	Rainbow
		Casino	Casino
	Isle of Capri	Vicksburg	Vicksburg
	Casinos, Inc.	Partnership L.P.	Partnership L.P.
	(historical)	(historical)	Acquisition		Combined
	April 25, 2010	March 31, 2010	(Note 3)		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$68,069	$5,841	$(250	)(a)	$73,660
Marketable securities	22,926	—	—		22,926
Accounts receivable, net	8,879	8	—		8,887
Income taxes receivable	8,109	—	—		8,109
Deferred income taxes	16,826	—	—		16,826
Prepaid expenses and other assets	25,095	157	—		25,252
Total current assets	149,904	6,006	(250)		155,660
Property and equipment, net	1,098,942	41,324	(5,324	)(b)	1,134,942
Other assets:
Goodwill	313,136	—	31,733	(b)	344,869
Other intangible assets, net	79,675	—	9,300	(b)	88,975
Deferred financing costs, net	10,354	—	—		10,354
Restricted cash	2,774	—	—		2,774
Prepaid deposits and other	20,055	392	(302	)(c)	20,145
Total assets	$1,674,840	$47,722	$35,157		$1,757,719

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$8,754	$—	$—		$8,754
Accounts payable	24,072	622	—		24,694
Accrued liabilities:
Payroll and related	45,863	814	—		46,677
Property and other taxes	20,253	398	—		20,651
Interest	14,779	—	—		14,779
Progressive jackpots and slot club awards	14,144	505	—		14,649
Other	29,290	647	143	(d)	30,080
Total current liabilities	157,155	2,986	143		160,284
Long-term debt, less current maturities	1,192,135	—	80,000	(e)	1,272,135
Deferred income taxes	29,193	—	—		29,193
Other accrued liabilities	38,972	—	—		38,972
Other long-term liabilities	17,166	—	—		17,166
Stockholders’ equity:
Common stock	367	—	—		367
Additional paid-in capital	201,464	—	—		201,464
Partnership equity	—	44,736	(44,736	)(b)	—
Retained earnings	98,555	—	(250	)(a)	98,305
Accumulated other comprehensive income (loss)	(8,060)	—	—		(8,060)
	292,326	44,736	(44,986)		292,076
Treasury stock	(52,107)	—	—		(52,107)
Total stockholders’ equity	240,219	44,736	(44,986)		239,969
Total liabilities and stockholders’ equity	$1,674,840	$47,722	$35,157		$1,757,719

See accompanying notes to unaudited pro forma condensed combined financial statements.

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(In thousands, except share and per share amounts)

		Rainbow	Pro Forma
		Casino	Adjustments
	Isle of Capri	Vicksburg	Rainbow
	Casinos, Inc.	Partnership L.P.	Casino
	(historical)	(historical)	Vicksburg
	Fiscal	Twelve Month	Partnership L.P.
	Year Ended	Period Ended	Acquisition		Combined
	April 25, 2010	March 31, 2010	(Note 4)		Pro Forma
Revenues:
Casino	$1,013,386	$36,180	$—		$1,049,566
Rooms	43,007	—	—		43,007
Pari-mutuel, food, beverage and other	134,994	2,857	—		137,851
Gross revenues	1,191,387	39,037	—		1,230,424
Less promotional allowances	(191,551)	(1,891)	—		(193,442)
Net revenues	999,836	37,146	—		1,036,982
Operating expenses:
Casino	153,838	8,856	—		162,694
Gaming taxes	262,241	4,284	—		266,525
Rooms	10,845	—	—		10,845
Pari-mutuel, food, beverage and other	44,760	2,107	—		46,867
Marine and facilities	61,507	—	—		61,507
Marketing and administrative	253,097	7,097	279	(f)	260,473
Corporate and development	46,750	—	—		46,750
Expense recoveries and other charges, net	(6,762)	—	—		(6,762)
Royalties and management fees	—	4,665	(4,665	)(f)	—
Depreciation and amortization	109,504	3,827	73	(g)	113,404
Total operating expenses	935,780	30,836	(4,313)		962,303
Operating income	64,056	6,310	4,313		74,679
Interest expense	(75,434)	—	(4,000	)(h)	(79,434)
Interest income	1,833	10	—		1,843
Other expense	(370)	—	—		(370)
Income (loss) from continuing operations before income taxes	(9,915)	6,320	313		(3,282)
Income tax benefit (provision)	8,374	—	(2,388	)(i)	5,986
Income (loss) from continuing operations	$(1,541)	$6,320	$(2,075)		$2,704

Earnings (loss) per common share from continuing operations
Basic	$(0.05)				$0.08
Diluted	$(0.05)				$0.08

Weighted average basic shares	32,245,769				32,245,769
Weighted average diluted shares	32,245,769				32,362,280

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Isle of Capri Casinos, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

1.  Basis of Presentation

Isle of Capri Casinos, Inc., (the “Company” or “Isle”) completed the acquisition of Rainbow Casino (“Rainbow”) located in Vicksburg, Mississippi on June 8, 2010.  The transaction was accounted for using the acquisition method in accordance with the accounting guidance under Accounting Standards Codification Topic 805, Business Combinations.  As a result, the net assets of Rainbow were recorded at their estimated fair value with the excess of the purchase price over the fair value of the net assets acquired allocated to goodwill.  The total purchase price of the acquisition was approximately $80.0 million.  The acquisition was funded by borrowings from Isle’s senior secured credit facility and the pro forma financial information includes the effects of these additional borrowings.

The unaudited pro forma condensed combined financial statements have been prepared to give effect to the acquisition by Isle of Rainbow and have been compiled from and include:

•                  An unaudited pro forma condensed combined balance sheet combining the audited historical condensed consolidated balance sheet of Isle as of April 25, 2010 with the unaudited condensed balance sheet of Rainbow as of March 31, 2010 giving effect to the acquisition as if it occurred on April 25, 2010.

•                  An unaudited pro forma condensed combined statement of operations combining the audited condensed consolidated statement of operations of Isle for the fiscal year ended April 25, 2010 with the unaudited condensed statement of operations of Rainbow for the twelve months ended March 31, 2010 giving effect to the acquisition as if it occurred on April 27, 2009.

These unaudited pro forma condensed combined financial statements have been compiled using the significant accounting policies under U.S. generally accepted accounting principles as disclosed in Isle’s Annual report on Form 10-K/A for the fiscal year ended April 25, 2010 and in accordance with Article 11 of Regulation S-X.  The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes hereto and the following:

•             The Company’s historical consolidated financial statements and notes thereto for the year ended April 25, 2010 included in the Company’s Annual Report on Form 10-K/A.

•             The historical financial statements and notes thereto of Rainbow Casino included as Exhibits 99.4 and 99.5 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the acquisition been effected on the dates indicated.  Further, the unaudited pro forma condensed combined financial information is not necessarily indicative of the results of operations that may be obtained in the future.  The pro forma adjustments and allocations of the purchase price for Rainbow are based in part on preliminary estimates by management of the fair value of the assets acquired and liabilities assumed.  The final purchase price allocation will be completed after asset and liability valuations are finalized.  The final valuation will be based on actual net tangible and intangible assets of Rainbow existing as of the acquisition date.  Any final adjustments may change the allocation of the purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma condensed combined financial statements.  In addition, the impact of integration activities has not been incorporated into these unaudited pro forma condensed combined financial statements.

2.  Preliminary Purchase Price Allocation

The following table sets forth the determination of the consideration paid for Rainbow Casino at the effective date of acquisition, June 8, 2010 and the preliminary purchase price allocation (dollars in thousands):

Cash purchase price		$80,000
Working capital adjustment		143
Total purchase price		$80,143

Preliminary purchase price allocation:
Current assets		$6,006
Property and equipment		36,000
Intangible assets:
Tradename	200
Gaming license	100
Customer relationships	9,000
Total intangibles		9,300
Goodwill		31,733
Other assets		90
Current liabilities		(2,986)
Total purchase price		$80,143

3.  Pro Forma Balance Sheet Adjustments (dollars in thousands)

Following are descriptions of the pro forma adjustments to the balance sheet to reflect the acquisition of Rainbow by Isle.

(a) Reflects estimated acquisition-related costs of approximately $250 such as legal, accounting, valuation and other professional services to consummate the acquisition that are not yet reflected in the historical results of Isle as of April 25, 2010.  Acquisition-related costs are expensed as incurred.

(b) Reflects pro forma adjustments to record assets and liabilities at estimated fair value and to eliminate Rainbow equity at the acquisition date.  See Note 2 for a detail of assets and liabilities included in the purchase price allocation.

(c) Deducts $302 in assets retained by the seller under the terms of the purchase agreement.

(d)  Under the terms of the purchase agreement, a working capital adjustment is to be calculated based upon a minimum cash balance and other working capital components as of the acquisition date, with subsequent settlement between the purchaser and seller.  As of the date of the pro forma balance sheet, the working capital adjustment is estimated to be $143.

(e) Reflects $80,000 in additional borrowings under our senior secured credit facility to fund the purchase price.

4.  Pro Forma Statement of Operations Adjustments (dollars in thousands)

Following are descriptions of the pro forma adjustments to the statement of operations to reflect the acquisition the Rainbow by Isle.

(f) Management fees of $279, paid to a former partner who provided certain services to Rainbow, are reclassified from Royalty and management fees to Marketing and administrative expense.  Royalty fees of $4,386 are eliminated as the contract for such fees was not assumed by Isle and was terminated as a condition of the acquisition.

(g) The adjustment for depreciation expense reflects changes in fair value resulting from the application of purchase price accounting and the amortization of intangible assets including the tradename and customer relationships over their estimated useful life.  The useful life of the assets acquired are estimated as follows:  trade name — one year; customer relationships — fifteen years, furniture and equipment — one to five years; and property — ten to twenty years.

(h) Interest expense reflects the borrowing of $80,000 under Isle’s senior secured credit facility at a 5% assumed interest rate.  A 0.25% change in the assumed interest rate would increase or decrease interest expense by $200.

(i) The adjustment reflects the application of 36% effective income tax rate to the pro forma partnership pretax income of Rainbow.  The historical statement of operations for Rainbow did not include a provision for income taxes as the entity operated as a partnership with the individual partners responsible for income taxes.

(d) Exhibits

Exhibit No.	Description
2.1*

Purchase Agreement, dated April 1, 2010, by and among United Gaming Rainbow, Inc., Bally Technologies, Inc., Isle of Capri Casinos, Inc., IOC-Vicksburg, Inc. and IOC-Vicksburg, L.L.C., with respect to Rainbow Casino-Vicksburg Partnership, L.P. d/b/a Rainbow Casino (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on April 6, 2010 (File No. 0-20538))

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1*	News Release dated June 9, 2010

99.4	The financial statements of Rainbow Casino Vicksburg Partnership, L.P. as of June 30, 2009 and June 30, 2008 and for the two years ended June 30, 2009

99.5	The unaudited condensed financial statements of Rainbow Casino Vicksburg Partnership, L.P. as of March 31, 2010 and for the nine months ended March 31, 2010 and 2009

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: June 25, 2010	By:	/s/ Edmund L. Quatmann, Jr.

	Name:	Edmund L. Quatmann, Jr.
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*

Purchase Agreement, dated April 1, 2010, by and among United Gaming Rainbow, Inc., Bally Technologies, Inc., Isle of Capri Casinos, Inc., IOC-Vicksburg, Inc. and IOC-Vicksburg, L.L.C., with respect to Rainbow Casino-Vicksburg Partnership, L.P. d/b/a Rainbow Casino (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on April 6, 2010 (File No. 0-20538))

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1*	News Release dated June 9, 2010

99.4	The financial statements of Rainbow Casino Vicksburg Partnership, L.P. as of June 30, 2009 and June 30, 2008 and for the two years ended June 30, 2009

99.5	The unaudited condensed financial statements of Rainbow Casino Vicksburg Partnership, L.P. as of March 31, 2010 and for the nine months ended March 31, 2010 and 2009

* Previously filed